UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2026

The Elmet Group Co.

(Exact name of registrant as specified in its charter)

Delaware	001-43245	33-1881598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Fore Street, Suite 301

Portland, Maine 04101

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (207) 518-6791

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ELMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Information.

Press Release

On September 22, 2026, The Elmet Group Co. (the “Company,” “we,” “us” or “our”) issued a press release announcing the Offtake Agreement (defined below). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished in Item 7.01 of this Current Report on Form 8-K under the heading “Press Release” as well as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 8.01. Other Events.

Tungsten West Offtake Agreement

On September 22, 2026, the Company and its wholly owned subsidiary, Elmet Technologies LLC, entered into a Tungsten Concentrate Offtake Agreement (the “Offtake Agreement”) with Drakelands Restoration Limited, a private limited company incorporated in England and Wales (“Drakelands”), and Tungsten West PLC, a public limited company incorporated in England and Wales, relating to a strategic offtake arrangement of tungsten concentrate. Under the Offtake Agreement, the Company will purchase an annual target quantity of tungsten concentrate from Drakelands, beginning in the calendar year 2027. Until Drakelands has produced a minimum target of tungsten concentrate over a twelve-month period that meets certain product specifications, the Company is entitled to receive not less than 50% of all tungsten concentrate produced by Drakelands that meets the product specifications. Additionally, at Drakelands’ request, the Company shall process up to an additional amount of tungsten concentrate per annum for the United Kingdom Government or its nominee, or for entities requiring tungsten for use in the United Kingdom.

As part of the Offtake Agreement, for a period of sixty (60) days from the date of the Offtake Agreement, the Company shall have the exclusive rights to (i) supply tungsten concentrate produced from Drakelands material to The United States Defense Logistics Agency (the “DLA”) pursuant to the exclusive offtake agreement entered into by the Company with the DLA on September 11, 2026 (the “DLA Agreement”). Furthermore, Drakelands tungsten concentrate product shall be given priority for supply by the Company to the DLA until the commissioning of the previously disclosed ammonium paratungstate plant that the Company intends to restart, expand and operate along with Blue Moon Metals Inc (the “APT Plant”).

The Offtake Agreement shall remain in effect until December 31, 2034, subject to extension by mutual agreement of the parties or unless otherwise terminated earlier by written notice in accordance with its terms.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished or filed, as applicable, herewith:

Exhibit No.	Description
99.1	Press Release, dated September 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2026	The Elmet Group Co.

	By:	/s/ Peter V. Anania
	Name:	Peter V. Anania
	Title:	Chief Executive Officer and Chairman

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